FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) November 30, 2004
                                                         -----------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                   000-50764                     20-0003432
---------------              ----------              --------------------------
(State or other              (Commission             (IRS Employer File Number)
jurisdiction of              File No.)
incorporation)


              1440 Blake Street, Suite 310, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 468-3974
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.


Item 1.01
Entry into a Material Agreement
-------------------------------

On November 26, 2004, we and GDBA Investments, LLLP ("GDBA"),an affiliate and our largest shareholder, entered into a three year agreement to fund our real estate projects. This agreement supercedes and terminates all other funding agreements, including, without limitation, an Agreement to Fund between the same parties dated as of June 5, 2003.Under this new agreement, we may borrow up to $7,000,000 for our projects. Each loan will be secured only by the properties against which the loans are made. We will not provide any loan guarantees. The interest rate on the loans and other terms will be negotiated with each loan transaction. GDBA has also agreed, if necessary, assist us with obtaining additional capital over and above the $7,000,000, up to an additional maximum amount of $18,000,000 from an institutional lender of construction financing by co-signing on our behalf. This additional amount will be available for the three years of the agreement and after we have depleted all of the original $7,000,000 under our agreement to fund.


Item 9.01
Financial Statements and Exhibits
---------------------------------

Exhibit 10.9 Agreement to Fund, dated November 26, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Across America Real Estate Development Corp.



Dated: November 30, 2004     By: /s/ Alexander V. Lagerborg
                                 ---------------------------
                                 Alexander V. Lagerborg, Chief Executive Officer